                               POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


     Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/THOMAS J. WILSON, II
                                    Thomas J. Wilson, II
                                    President, Chief Operating Officer,
                                    (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson II, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/MICHAEL J. VELOTTA
                                    Michael J. Velotta
                                    Vice President, Secretary,
                                    General Counsel and Director

                                POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


     Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, her attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/SARAH R. DONAHUE
                                    Sarah R. Donahue
                                    Assistant Vice President and Director

                                POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/BRENT H. HAMANN
                                    Brent H. Hamann
                                    Director

                                POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/JOHN R. HUNTER
                                    John R. Hunter
                                    Vice President and Director

                                POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


     Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/TIMOTHY N. VANDER PAS
                                    Timothy N. Vander Pas
                                    Assistant Vice President and Director

                                POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/G. CRAIG WHITEHEAD
                                    G. Craig Whitehead
                                    Assistant Vice President and Director

                                POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/KEVIN R. SLAWIN
                                    Kevin R. Slawin
                                    Vice President and Director

                                POWER OF ATTORNEY

                  WITH RESPECT TO GLENBROOK LIFE MULTI-MANAGER
                                VARIABLE ACCOUNT
                                  (REGISTRANT)


Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Form N-4 Registration Statement and amendments thereto for Glenbrook Life and Annuity Company and Glenbrook Life Multi-Manager Variable Account (Registrant) and annual reports on any Form or Forms under the Securities and Exchange Act of 1934, and any and all amendments and supplements thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 28, 2000
                                    ----------------


                                    /s/SAMUEL H. PILCH
                                    Samuel H. Pilch
                                    Controller (Principal Accounting Officer)